Filed under Rule 497(e)

Registration No. 002-83631

VALIC Company I

Value Fund

(the “Fund”)

Supplement dated May 24, 2018, to the Fund’s

Prospectus and Statement of Additional Information (“SAI”)

dated October 1, 2017, as supplemented and amended to date

Karen H. Grimes, CFA, has announced her plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP (“Wellington Management”), as of December 31, 2018. Accordingly, she will no longer serve as a portfolio manager to the Fund as of December 31, 2018. It is anticipated that Ms. Grimes’ portfolio manager responsibilities will transition by December 31, 2018 to Adam H. Illfelder, CFA, Managing Director and Equity Research Analyst of Wellington Management. Mr. Illfelder joined Wellington Management as an investment professional in 2005.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus or SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

{W0317045; 1}